Neuberger Berman Advisers Management Trust®
International Equity Portfolio
Class S, Supplement to the Summary Prospectus and Prospectus, each dated May 1, 2016, each as amended and supplemented

This supplement describes important changes affecting International Equity Portfolio (the “Fund”) effective immediately. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

The following information supplements and supersedes any contrary information in the Summary Prospectus and Prospectus.

(1)	The “Portfolio Manager” section in the Summary Prospectus is hereby renamed “Portfolio Managers” and is deleted and replaced with the following:

The Fund is managed by Portfolio Manager Benjamin Segal (Managing Director of the Manager) and Associate Portfolio Manager David Bunan (Managing Director of the Manager). Mr. Segal has managed the Fund since 2005. Mr. Bunan has been an Associate Portfolio Manager of the Fund since December 2016.
(2)	The “Portfolio Manager” section in the Prospectus is hereby renamed “Portfolio Managers” and is deleted and replaced with the following:

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund.

Benjamin Segal is a Managing Director of the Manager. Mr. Segal joined the firm in 1999 and has been the Portfolio Manager of the Fund since 2005.

David Bunan is a Managing Director of the Manager. Mr. Bunan joined the firm in 2008 and has been an Associate Portfolio Manager of the Fund since December 2016.

The date of this supplement is December 8, 2016.

Please retain this supplement for future reference.

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